UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 16, 2021

ALPHA CAPITAL ACQUISITION COMPANY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40080	98-1574856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1230 Avenue of the Americas, Fl. 16 New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 732-838-4533

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	ASPC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ASPCW	Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ASPCU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Business Combination Agreement

On November 16, 2021, Alpha Capital Acquisition Company (“SPAC”) entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among Alpha Capital Holdco Company, an exempted company incorporated with limited liability in the Cayman Islands (“New PubCo”), Alpha Merger Sub I Company, an exempted company incorporated with limited liability in the Cayman Islands and a direct, wholly owned subsidiary of New PubCo (“First Merger Sub”), Alpha Merger Sub II Company, an exempted company incorporated with limited liability in the Cayman Islands and a direct, wholly owned subsidiary of New PubCo (“Second Merger Sub” and, together with First Merger Sub, the “SPAC Merger Subs”), Alpha Merger Sub III Company, an exempted company incorporated with limited liability in the Cayman Islands and a direct, wholly owned subsidiary of New PubCo (“Third Merger Sub” and, together with SPAC Merger Subs, the “Merger Subs”), Semantix Tecnologia em Sistema de Informação S.A., a sociedade anônima organized under the laws of Brazil (the “Company”), and SPAC, an exempted company incorporated with limited liability in the Cayman Islands. Each of New PubCo, the Merger Subs, the Company and SPAC will individually be referred to herein as a “Party” and, collectively, as the “Parties.”

Pursuant to the Business Combination Agreement, the Parties have agreed that, on the terms and subject to the conditions set forth in the Business Combination Agreement, (i) prior to the Closing (as defined in the Business Combination Agreement), the Company shareholders will contribute their shares of the Company into a newly incorporated entity in the Cayman Islands (“Newco”) in exchange for ordinary shares of Newco (“Newco Ordinary Shares”) and (ii) on the Closing Date (as defined in the Business Combination Agreement), substantially concurrently with and immediately after the closing of the PIPE Investment (as defined below), (A) First Merger Sub shall be merged with and into SPAC (the “First Merger”), with SPAC surviving as a direct wholly owned subsidiary of New PubCo, (B) immediately following the First Merger, SPAC, as successor in the First Merger, shall be merged with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “SPAC Mergers”), with Second Merger Sub surviving as a direct wholly owned subsidiary of New PubCo, and (C) as soon as practicable following the Second Merger, Third Merger Sub shall be merged with and into Newco (the “Newco Merger” and, together with the SPAC Merger, the “Mergers”) with Newco surviving as a direct wholly owned subsidiary of New PubCo.

As a result of the Newco Merger, among other things, (i) each outstanding Newco Ordinary Share will be cancelled in exchange for the right to receive the Per Share Merger Consideration Value (as defined below), (ii) each Vested Company Option (as defined in the Business Combination Agreement) will be automatically deemed to have been exercised in full immediately prior to the Newco Merger for New Pubco Ordinary Shares (as defined in the Business Combination Agreement) as determined by the Exchange Ratio (as defined in the Business Combination Agreement), and (iii) each Unvested Company Option (as defined in the Business Combination Agreement) will become a Converted Option (as defined in the Business Combination Agreement) to acquire an amount of New Pubco Ordinary Shares as determined by the Exchange Ratio (as defined in the Business Combination Agreement) on substantially the same terms and conditions applicable to such Unvested Company Option prior to the closing of the Newco Merger.

The Per Share Merger Consideration Value shall be delivered in newly issued New Pubco Ordinary Shares based on a $10.00 per share price, based on the Exchange Ratio (as defined in the Business Combination Agreement). In addition, certain of the Company’s existing stockholders (the “Earn-Out Participants”) will be issued up to an additional 2,500,000 newly issued New PubCo Ordinary Shares (the “Earn-Out Shares”), (i) if at any time during the 5 year period following the Closing Date (the end of such period, the “First Release Date”) the closing share price of the New PubCo Ordinary Shares is greater than or equal to $12.50 over any 20 Trading Days (as defined in the Business Combination Agreement) within any consecutive 30 Trading Day period, 50% of the Earn-Out Shares shall be issued; and (ii) if at any time during the 5 year period following the Closing Date (the end of such period, the “Second Release Date”) the closing share price of the New PubCo Ordinary Shares is greater than or equal to $15.00 over any 20 Trading Days within any consecutive 30 Trading Day period, the remaining 50% of the Earn-Out Shares shall be issued. The “Per Share Merger Consideration Value” has the meaning ascribed to it in the Business Combination Agreement.

Pursuant to the SPAC Mergers, (i) each share of SPAC Preferred Stock, SPAC Class A Ordinary Shares and SPAC Class B Ordinary Shares (collectively, the “SPAC Shares”), other than SPAC Shares that are owned by SPAC, First Merger Sub or any wholly owned subsidiary of SPAC, will be exchanged for one New Pubco Ordinary Share, and (ii) each SPAC Warrant will become a New Pubco Warrant to acquire one New Pubco Ordinary Share on the same terms and conditions.

The Business Combination Agreement, the SPAC Mergers and the Transaction Agreements (as defined in the Business Combination Agreement) have been unanimously approved by SPAC’s board of directors (the “Board”) and the Board has unanimously determined to recommend that the shareholders of SPAC vote to approve the SPAC Shareholder Matters (as defined in the Business Combination Agreement) and such other actions as contemplated by the Business Combination Agreement.

Representations and Warranties

The Business Combination Agreement contains representations and warranties that are customary for transactions of this nature, including with respect to, among other things: corporate matters, including organization, existence and standing; authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary agreements; no conflict; governmental approvals and financial statements.

Covenants

The Business Combination Agreement includes customary covenants of the Parties with respect to operation of their respective businesses prior to the consummation of the Mergers. The Business Combination Agreement contains additional covenants of the Parties, including, among others: (i) covenants providing that the parties cooperate with respect to the proxy statement to be filed with the SEC in connection with the Business Combination Agreement (and any amendments and supplements), (ii) covenant of SPAC to convene a meeting of SPAC’s shareholders and to solicit proxies from its shareholders in favor of the approval of the Business Combination Agreement and the SPAC Shareholder Matters (as defined in the Business Combination Agreement), (iii) a covenant providing that the parties shall take further actions as may be necessary, proper or advisable to consummate and make effective the Mergers, (iv) a covenant of New PubCo and the Company to obtain any required consents or approvals pursuant to any applicable antitrust laws or other applicable legal requirements, (v) covenants maintaining confidentiality and public announcements and other communications regarding the Business Combination Agreement and the transactions and other documents contemplated thereby and related matters, (vi) a covenant of the Company and its subsidiaries not to engage in any transactions involving the securities of SPAC prior to public announcement of the material terms of the transactions, and (vii) covenants providing that the parties will not solicit, initiate, enter into or continue discussions, negotiations or transactions with respect to any other similar business combination transaction.

Conditions to the Consummation of the Transaction

Consummation of the transactions contemplated by the Business Combination Agreement is subject to customary closing conditions, including approval by SPAC’s and the Company’s shareholders. The Business Combination Agreement also contains other conditions, including, among others: (i) SPAC having at least $5,000,001 of net tangible assets following the exercise by the holders of the SPAC’s Class A Ordinary Shares issued in SPAC’s initial public offering of securities and outstanding immediately before the First Effective Time of their right to redeem their SPAC Class A Ordinary Shares in accordance with SPAC’s governing documents, (ii) the absence of any applicable Legal Requirement prohibiting or enjoining the consummation of the transactions, (iii) the receipt of approval for the New PubCo Ordinary Shares to be listed on Nasdaq or another public stock market or exchange in the United States, subject to the official notice of issuance thereof and the requirement to have a sufficient number of round lot holders, and (iv) the absence of any material adverse effect. In addition, the Company’s obligations to consummate the Closing is subject to the condition that SPAC shall have at least $85,000,000 in cash and cash equivalents after giving effect to the Closing (taking into account, among other things, the exercise by the holders of the SPAC’s Class A Ordinary Shares issued in SPAC’s initial public offering of securities and outstanding immediately before the First Effective Time of their right to redeem their SPAC Class A Ordinary Shares in accordance with SPAC’s governing documents).

Termination

The Business Combination Agreement may be terminated at any time prior to the consummation of the Mergers by mutual written consent of SPAC and the Company and in certain other circumstances, including, but not limited to if: (i) the Closing has not occurred by the date that is nine months following the execution of the Business Combination Agreement, (ii) a governmental entity shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions, and such order or other action has become final and non-appealable or (iii) the SPAC Mergers and SPAC Shareholder Matters (as defined in the Business Combination Agreement) are not approved by SPAC’s shareholders at the duly convened meeting of SPAC’s shareholders. SPAC may also terminate the Business Combination Agreement if (x) the approval of the Company’s shareholders is not delivered to SPAC within 8 hours of signing the Business Combination Agreement, (y) the Exchange Agreement (as defined below) is not executed and delivered by all of the Company’s stockholders within 8 hours of signing the Business Combination Agreement or (z) the Company has not delivered by March 31, 2022: (i) the audited consolidated balance sheets of the Company as of December 31, 2020 and 2019, and the related consolidated statements of income (loss), changes in shareholders’ equity and cash flows of the Company for the fiscal years then ended, audited in accordance with applicable Public Company Accounting Oversight Board (“PCAOB”) auditing standards and (ii) the audited consolidated balance sheet of the Company and the Company Subsidiaries (as defined in the Business Combination Agreement) as of December 31, 2021, and the related consolidated statements of income (loss), changes in shareholders’ equity and cash flows of the Company and the Company Subsidiaries for the fiscal year then ended, audited in accordance with applicable PCAOB auditing standards.

A copy of the Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been provided to investors with information regarding its terms. It is not intended to provide any other factual information about SPAC or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to SPAC’s investors and security holders. SPAC investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the SPAC’s public disclosures.

Related Agreements

Voting and Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, New PubCo, SPAC, the Company and certain of the Company’s shareholders have entered into a voting and support agreement (the “Voting and Support Agreement”), pursuant to which, prior to the First Effective Time (and conditioned upon the occurrence of the First Effective Time), such Company shareholders will, among other things, vote to approve the Third Merger and such other actions as contemplated in the Business Combination Agreement for which the approval of the Company Shareholders is required.

The form of Voting and Support Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing description of the form of Voting and Support Agreement is qualified in its entirety by reference thereto.

Lock-up Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, New PubCo, SPAC and the Company Shareholders have entered into a lock-up agreement (the “Lock-up Agreement”), pursuant to which, the Company Shareholders agreed, among other things, agreed to transfer restrictions on the New PubCo Class A Ordinary Shares (as defined in the Business Combination Agreement) issued to such Company Shareholder for a period of six months following the Closing Date.

The form of Lock-up Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and the foregoing description of the form of Lock-up Agreement is qualified in its entirety by reference thereto.

PIPE Subscription Agreements

Concurrently with the execution and delivery of the Business Combination Agreement, certain investors (the “PIPE Investors”) have entered into share subscription agreements (each, a “PIPE Subscription Agreement”) pursuant to which the PIPE Investors have committed (the “PIPE Investment”) to subscribe for and purchase for an aggregate purchase price of $93,645,000, 9,364,500 shares of SPAC (at $10.00 per share).

The form of PIPE Subscription Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and the foregoing description of the form of PIPE Subscription Agreement is qualified in its entirety by reference thereto.

Non-Redemption Agreement

Concurrently with the execution and delivery of the Business Combination Agreement and the Subscription Agreements (as defined in the Business Combination Agreement), and as an inducement to SPAC’s and the Company’s willingness to enter into the Business Combination Agreement, certain shareholders of the SPAC owning, in the aggregate, 2,300,000 of the outstanding Class A Ordinary Shares of SPAC have entered into non-redemption agreements with SPAC, under which, among other things, such SPAC shareholders have agreed to vote in favor of transactions contemplated in the Business Combination Agreement for which the approval of the SPAC Shareholders is required and agreed not to redeem or exercise any right to redeem any Class A Ordinary Shares of SPAC that such SPAC shareholders hold of record or beneficially.

The form of Non-Redemption Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and the foregoing description of the form of Non-Redemption Agreement is qualified in its entirety by reference thereto.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, Alpha Capital Sponsor LLC (the “Sponsor”) entered into a letter agreement (the “Sponsor Letter Agreement”) with SPAC and the Company pursuant to which the Sponsor agreed to vote all of their respective Class B ordinary shares, par value $0.0001 per share, of SPAC (the “Founder Shares”) in favor of the Business Combination and related transactions and to take certain other actions in support of the Business Combination Agreement and related transactions.

The Sponsor also agreed that 862,500 of the Founder Shares of the Sponsor will be deemed to be “Vesting Founder Shares.” The Sponsor agreed that the Vesting Founder Shares shall be subject to vesting and that (i) 50% of the Vesting Founder Shares will vest if at any time during the 5 year period following the Closing Date the closing share price of the New PubCo Ordinary Shares is greater than or equal to $12.50 over any 20 Trading Days (as defined in the Business Combination Agreement) within any consecutive 30 Trading Day period and (ii) the remaining 50% of the Vesting Founder Shares will vest if at any time during the 5 year period following the Closing Date the closing share price of the New PubCo Ordinary Shares is greater than or equal to $15.00 over any 20 Trading Days within any consecutive 30 Trading Day period, subject to the terms of the Sponsor Letter Agreement. The Sponsor also waived certain anti-dilution protections to which they would otherwise be entitled in connection with the Business Combination.

The form of Sponsor Letter Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and the foregoing description of the form of Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Shareholders Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, New PubCo, Sponsor and certain shareholders of the Company have entered into a shareholders agreement (the “Shareholders Agreement”), pursuant to which, among other things, at the Third Effective Time (as defined in the Business Combination Agreement), New PubCo’s board of directors will consist of seven directors, and four directors will be designated by the Founders, one director will be designated by Crescera (as defined in the Shareholders Agreement), one director will be designated by Inovabra (as defined in the Shareholders Agreement), and one director will be designated by the Sponsor. As of the Third Effective Time, the directors shall be divided into three staggered classes designated as Class I, Class II and Class III.

The form of Shareholders Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and the foregoing description of the form of Shareholders Agreement is qualified in its entirety by reference thereto.

Exchange Agreement

On November 17, 2021, New PubCo, SPAC, the Company, the Company Shareholders (as defined in the Business Combination Agreement) and the Company Optionholders (as defined in the Business Combination Agreement) entered into an exchange agreement (the “Exchange Agreement”), pursuant to which, prior to the First Effective Time (and conditioned upon the Closing), the Company Shareholders will, among other things, exchange with Newco all of the issued and outstanding equity of the Company for newly issued Newco Shares (the “Pre-Closing Exchange”) and, after giving effect to the Pre-Closing Exchange, the Company will become a wholly owned subsidiary of Newco.

The form of Exchange Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K and the foregoing description of the Form of Exchange Agreement is qualified in its entirety by reference thereto.

A&R Registration Rights Agreement

At the consummation of the Business Combination Agreement, New PubCo, the Sponsor and certain persons named therein shall enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”), pursuant to which that certain Registration Rights Agreement, dated as of February 18, 2021, shall be amended and restated in its entirety, as of the Closing (as defined in the Business Combination Agreement. As a result, the holders of registrable securities will be able to make a written demand for registration under the Securities Act of 1933, as amended (the “Securities Act”) of all or a portion of their registrable securities, subject to certain limitations so long as such demand includes a number of registrable securities with a total offering price in excess of $30 million. Any such demand may be in the form of an underwritten offering, it being understood that, subject to certain exceptions, the New Pubco shall not be required to conduct more than two underwritten offerings in any 12-month period. In addition, the holders of registrable securities will have “piggy-back” registration rights to include their securities in other registration statements filed by New Pubco subsequent to the Closing. New Pubco has also agreed to file within 30 days of the Closing a resale shelf registration statement covering the resale of all registrable securities.

The form of A&R Registration Rights Agreement is filed as Exhibit 10.8 to this Current Report on Form 8-K and the foregoing description of the form of A&R Registration Rights Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of Class A ordinary shares of SPAC to PIPE Investors is incorporated by reference herein. The Class A ordinary shares issuable to PIPE Investors in connection with the transactions contemplated by the Business Combination Agreement will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filing of SPAC under Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

On November 17, 2021, SPAC and the Company issued a joint press release announcing the execution of the Business Combination Agreement and the transactions contemplated thereby. The press release is furnished as Exhibit 99.1 to this Current Report.

An Investor Presentation for use by SPAC with certain of its shareholders and other persons with respect to the Transactions is furnished as Exhibit 99.2 to this Current Report.

Additional Information about the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to shareholders of SPAC for their consideration. SPAC intends to file a registration statement on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) which will include preliminary and definitive proxy statements to be distributed to SPAC’s shareholders in connection with SPAC’s solicitation for proxies for the vote by SPAC’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, SPAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. SPAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with SPAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about SPAC, the Company and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by SPAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Alpha Capital Acquisition Company, 1230 Avenue of the Americas, Fl. 16, New York, New York 10020.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

SPAC, the Company and certain of their respective directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitations of proxies from SPAC’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of SPAC’s shareholders in connection with the proposed business combination will be set forth in SPAC’s proxy statement / prospectus when it is filed with the SEC. You can find more information about SPAC’s directors and executive officers in SPAC’s final prospectus that forms a part of SPAC’s Registration Statement on Form S-1 (Reg No. 333-252596), filed with the SEC pursuant to Rule 424(b)(4) on February 18, 2021 (the “Prospectus”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This communication relates to a potential financing through a private placement of common stock of a newly formed holding company to be issued in connection with the transaction. This communication shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

The information in this communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s and SPAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and SPAC. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed in the Prospectus under the heading “Risk Factors,” and other documents of SPAC filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SPAC nor the Company presently know or that SPAC nor the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SPAC’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. SPAC and the Company anticipate that subsequent events and developments will cause SPAC’s or the Company’s assessments to change. However, while SPAC and the SPAC may elect to update these forward-looking statements at some point in the future, SPAC and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SPAC’s or the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of November 16, 2021, by and among New PubCo, First Merger Sub, Second Merger Sub, Third Merger Sub, the Company and SPAC*

10.1	Form of Voting and Support Agreement*

10.2	Form of Lock-up Agreement*

10.3	Form of PIPE Subscription Agreement

10.4	Form of Non-Redemption Agreement

10.5	Form of Sponsor Letter Agreement

10.6	Form of Shareholders Agreement

10.7	Form of Exchange Agreement*

10.8	Form of A&R Registration Rights Agreement

99.1	Joint Press Release, dated as of November 17, 2021

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules to these exhibits have been omitted in accordance with Item 601(b)(2) of Regulation S-K. SPAC agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2021

ALPHA CAPITAL ACQUISITION COMPANY

By:	/s/ Alec Oxenford
Alec Oxenford
Chief Executive Officer and Chairman